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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):     May 31, 2002
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                                   Alloy, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                                        0-26023                                          04-3310676
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 (State or other                                  (Commission                                   (IRS Employer
 jurisdiction of                                   File Number)                                 Identification No.)
 incorporation)


         151 West 26th Street, 11th Floor, New York, NY                               10001
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                (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:   (212) 244-4307
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 4.  CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On May 30, 2002, we determined to dismiss Arthur Andersen LLP ("Arthur Andersen") as our independent auditors, subsequent to their review of our quarterly financial information related to our first fiscal quarter, and engage KPMG LLP ("KPMG") to serve as our independent auditors, as of May 31, 2002, for our fiscal year ended January 31, 2003. This determination was approved by our Board of Directors, based on the recommendation of our Audit Committee.

         During our two most recent fiscal years and the subsequent interim period through May 31, 2002, there was no disagreement with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         The audit reports of Arthur Andersen on our consolidated financial statements as of and for our two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor was either of such audit reports qualified or modified as to uncertainty, audit scope or accounting principles.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within our two most recent fiscal years and the subsequent interim period through May 31, 2002.

         During our two most recent fiscal years, and the subsequent interim period through May 31, 2002, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.  Not applicable.

(b)      Pro forma financial information.  Not applicable.

(c)      Exhibits.

         Exhibit
            No.                     Description

           16.1            Letter from Arthur Andersen LLP, dated May 31, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALLOY, INC.
                                            (Registrant)


Date:  May 31, 2002                         By: /s/ Samuel A. Gradess
                                                --------------------------------
                                                Name: Samuel A. Gradess
                                                Title: Chief Financial Officer









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                                  EXHIBIT INDEX

         Exhibit
            No.                         Description

           16.1            Letter from Arthur Andersen LLP, dated May 31, 2002.